© Dana 2017
1
1
© Dana 2017
Jonathan Collins
Executive Vice President and Chief Financial Officer
James Kamsickas
President and Chief Executive Officer
Exhibit 99.2
Dana Incorporated
Deutsche Bank
Global Auto Industry Conference
January 10, 2017

© Dana 2017

Certain statements and projections contained in this presentation are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995.
These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,”
“predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,”
“potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Dana’s
Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current
Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this presentation speak only as of this date.
Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.
Safe Harbor Statement

DANA

DANA

Forbes | 2016
AMERICA'S MOST TRUSTWORTHY COMPANIES

© Dana 2017

© Dana 2017
3
Founded in 1904
Based in Maumee, Ohio
2016 sales: ~$5.8 billion*
~25,000 people
Global operations and customers
–
Over 90 major facilities
–
25 countries on six continents
–
Customers in more than 130 countries
16 Technical Centers
Snapshot
*Preliminary

© Dana 2017

Product Overview
Seals & Gaskets
Battery Cooling
Electronics
Cooling
Engine Cooling
Hydraulic Hybrid
Sealing & Cooling
Active Warm Up
Planetary Continuously
Variable Transmissions
Hydrostatic/Hydrodynamic/
Powersplit
Transmissions
Aluminum Driveshafts
Steel Driveshafts
Universal Joints
Drive Axles
Steer Axles
AWD System
Disconnect
System
Differential Seals
Electric Axles
Engine
Transmission
Axles
Driveshaft

© Dana 2017 5 End Markets and Customers © Dana 2017 5

© Dana 2017

25
Countries
91
Major Facilities
16
Tech Centers
>850,000
Sq. Ft. of Tech Centers
~25K
People
South America
10 Facilities
Argentina
Brazil
Colombia
Ecuador
North America
42 Facilities
Canada
Mexico
United States
Asia Pacific
20 Facilities
Australia
China
India
Japan
Korea
Taiwan
Thailand
Europe
19 Facilities
Belgium
France
Germany
Hungary
Italy
Russia*
South Africa
Spain
Sweden
Switzerland
United Kingdom
* Sales Office
Global Presence

© Dana 2017
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Market Overview
North America
South America
Europe
Asia Pacific
North American economic growth expected to reach about
2% in 2017
U.S. dollar likely to remain strong compared with other
global currencies
Infrastructure spending expected to increase over the next
several years
Uncertainty remains around future U.S. tax and trade policy
Eurozone growth is expected to slow due to instability in
financial markets and uncertainty in political agendas
Markets in Eastern Europe will remain more volatile than
those in the west
Uncertainty surrounding the Brexit process could slow
growth
Euro weakness against the U.S. dollar
Brazilian economic recession has likely bottomed
Necessary political and economic policy changes are
happening in Brazil, but growth will be slow in returning
Currency fluctuations in the Brazilian real and Argentine
peso expected to continue
After a 2% contraction in 2016, the economy in Argentina is
expected to grow by 3% in 2017
Economic growth in India expected to continue with 2017,
adding another 6% in GDP
Chinese growth is expected to slow further due to continued
government reforms and lower stimulus
Thailand may see upward of 3% growth in 2017, driven by
exports and domestic infrastructure spending
Currency rate changes expected to remain a headwind for
the baht and renminbi
© Dana 2017

© Dana 2017
8
Business Overview
Light Vehicle Driveline
Off-Highway Drivetrain
Commercial Vehicle Driveline
Power Technologies
North American light-vehicle production volume is expected
to be flat in 2017
Global light-truck production is expected to see modest
improvement
Dana successfully launched several programs in 2016,
including the Ford Super Duty; several new launches in
2017, especially
the new Jeep
®
Wrangler
North American Class 8 truck production expected to be
approximately 200K units in 2017
Entered into long-term agreement with Navistar; standard
position on driveshafts
Brazil truck and bus production is expected to increase by
10% over 2016; integration of Sifco
acquisition in process
Global markets for agriculture equipment expected to be
mixed with some improvement in North America and Asia,
while Europe and South America are expected to be stable
North American construction markets expected to be stable
to slightly better than last year, while other regions will
remain flat
Dana focused on Brevini
acquisition closing in first quarter of
2017; integration plans formulated and transition teams in
place
Global light-vehicle production expected to see low single-
digit growth driven by Europe and Asia
Light-vehicle engine production will likely be flat in North
America
Dana nominated for two Automotive News PACE awards for
industry-leading sealing technology
© Dana 2017

© Dana 2017
9
Shifting Into Overdrive
Enterprise Strategy
Strengthen
Customer
Centricity
Leverage
the Core
Commercialize
New
Technology
Expand
Global
Markets
Accelerate
Hybridization &
Electrification
Operational Excellence
Design & Engineering
Manufacturing
Purchasing
Aftermarket
Acquisitions
© Dana 2017

Leverage the Core

DANA

SIFCO S/A

brevini

Nippon Reinz

DANA

© Dana 2017
10
Business acquisition
closed December 2016
Activity
Strategic Rationale
Secures local supply requirements for Brazilian market
Improves cost structure through vertical integration
Business acquisition
to
close Q1 2017
Doubles Off-Highway Driveline addressable market through
technology to enter the tracked vehicle space
Significant opportunity to cross-sell Brevini
work enabling
applications to existing Dana customer base
Delivers $30M of cost synergies in 18-24 months
Subsidiary divestiture
closed November 2016
Subsidiary divestiture
closed December 2016
Underperforming joint venture arrangement contributed
$40M of sales with negligible profit
Sale proceeds will remain in region to fund future growth
Eliminates uncertainty associated with legacy liability
obligations
Increases operational liquidity by ~$45M
Inorganic Growth
Companies, LLC
© Dana 2017

© Dana 2017
11
Organic Growth Vectors
Durastar
Package
Spicer
®
SmartConnect™
Disconnecting AWD
MultiTwister
®
Air/Oil Separator
Enterprise Strategy Elements Driving Organic Growth
Strengthen
Customer
Centricity
Commercialize
New
Technology
Accelerate
Hybridization &
Electrification
Expand
Global
Markets
© Dana 2017

© Dana 2017 12 Returning Home © Dana 2017 12

© Dana 2017 13 13 © Dana 2017 Jonathan Collins Executive Vice President and Chief Financial Officer Outlook and Financials

© Dana 2017
14
Guidance range
2016 Financials
Preliminary results deliver on commitments and expectations
Preliminary sales,
adjusted EBITDA, and
margin are all in line
with expectations
Adj. EBITDA benefits
from $15m of gains in
recently divested Dana
Companies
Capital spend, FCF and
diluted Adj. EPS
represent our previous
guidance
See appendix for comments regarding the presentation of non-GAAP measures
Preliminary Results
~$5.8B
$320M
$1.75
11.0%
$120M
$1.65
$120M
$5.8B
$6.0B
$640M
$670M
~$660M
11.3%
$320M
$340M
Guidance as of Q3 2016
$140M
$1.75
11.2%
Preliminary results
Sales
Adjusted EBITDA
Margin
Capital
Spend
Free Cash Flow
Diluted Adjusted
EPS
© Dana 2017

© Dana 2017
15
With Valuation Allowance Release
2017 Financials
Sales
Adjusted EBITDA
Margin
Capital
Spend
Free Cash Flow
Diluted Adjusted
EPS
~$5.9B
~$675M
~$60M
~$710M
11.4%
~$350M
~$360M
~$6.3B
±
$100M
~$1.60
Guidance
±
$15M
±
10bps
2017 guidance provided
both with and without
impact of pending
Brevini
acquisition
Margins expected to
improve by 30 basis
points over prior year
excluding the impact of
Dana Companies gains
Capital spending to
remain elevated to
deliver backlog
FCF ~1% of sales as a
result of elevated capital
expenditures and the
working capital
investment required to
deliver growth
Diluted Adj. EPS targets
provided with and
without the impacts of
potential release of U.S.
valuation allowance
See appendix for comments regarding the presentation of non-GAAP measures
Including Brevini
±
$10M
±
$10M
±
$0.05
~$1.80
~$1.70
~$1.90
~$70M
’17 guidance improves over ’16 and progresses toward ’19
11.3%
Guidance range
© Dana 2017

© Dana 2017

2017 Sales and Profit Growth
’17 guidance improves over ’16 and progresses toward ’19
See appendix for comments regarding the presentation of non-GAAP measures
~[VALUE]M
~[VALUE]M
~[VALUE]M
~$(0.2)B
~[VALUE]M
~[VALUE]M
~$(15)M
~[VALUE]M
~$5.8B
~$0.3B
~$5.9B
~$0.4B
~$6.3B
2016 P
Sales Growth
Currency
Dana Companies
Gains
2017 T
Brevini
Acquistion
2017 T
~11.3%
~11.4%
~11.3%
Sales
Adjusted
EBITDA
Positive
Change
Negative
Change
Full
Year
Backlog and market will
drive sales and Adjusted
EBITDA growth
Foreign currency will
remain a headwind in
2017 mainly due to the
recent strengthening of
the USD to the EUR
2016 preliminary results
include $15M of gains in
a recently divested
subsidiary, Dana
Companies
Brevini
acquisition,
expected to close in Q1,
projected to add
approximately $350M to
sales and $35M to
Adjusted EBITDA
P= Preliminary Results; T= Target

© Dana 2017
17
Organic Growth Update
NA
60%
EU
15%
SA
10%
AP
15%
$175
$475
$750
2016 Base
2017
2018
2019
2019 Backlog
$1B organic sales growth is supported by $750M of backlog
Backlog includes:
booked incremental new
business net of any lost
replacement business
Backlog remains strong
due to new business
wins and securing
virtually all replacement
business
Some incremental
business has shifted
from 2017 to 2018 due
to program timing
changes
Organic sales growth
projection of $1B from
2016 to 2019 is
composed of ¾ backlog
and ¼ increased market
demand
+$175
+$300
+$275
Backlog
75%
End-
Market
Demand
25%
0%
0%
2019 Organic Growth
$1B
Region
Customer
LV
$600
CV
$50
OH
$50
PTG
$50
Segment
FCA
33%
Ford
26%
Nissan
9%
VW
7%
Toyota
7%
Daimler
6%
GM
5%
JLG
4%
Other
3%
© Dana 2017

© Dana 2017

$652
$660
~[VALUE]
~[VALUE]
10.8%
~[VALUE]
~[VALUE]
~12.8%
5%
6%
7%
8%
9%
10%
11%
12%
13%
2015A
2016P
2017T
2018
2019T
$5.8
$5.6
$0.3
$0.2
2015A
2016P
2017T
2018
2019T
Sales at Constant Currency
Currency Impact
2015A
2016T
2017T
2018
2019T
Valuation Allowance Release Impact
~$1.90
~$2.60
Financial Trends Including Acquisitions
See appendix for comments regarding the presentation of non-GAAP measures
Sales
Adjusted EBITDA
Cash Flow
Diluted Adj. Earnings Per Share¹
1
Assumes release of US tax valuation allowance by 2019
$146
~[VALUE]
~[VALUE]
~[VALUE]
$260
~[VALUE]
~[VALUE]
~[VALUE]
2015A
2016T
2017T
2018
2019T
Free Cash Flow
Capital Expenditures
FCF % of
Sales
2%
1%
5%
~$440
~$430
~$630
~$1.75
$ in Millions
$ in Billions
$ in Millions
$406
$1.75
$6.1
$5.8
+200 bps
~$6.3
±
2%
9% CAGR
~$7.2
±
3%
±
20%
±
5%
2%
±
3%
±
2%
±
3%
±
3%
±
3%
~$1.70
P= Preliminary Results; T= Target
+50M
Adj. EBITDA
Margin

© Dana 2017
19
2019 Financial Targets
Sales Growth vs. 2016
Adjusted EBITDA Margin
Free Cash Flow % of Sales
Diluted Adj. Earnings Per Share¹
+$1.4B
12.8%
5%
$2.60
1
Assumes release of US tax valuation allowance
See appendix for comments regarding the presentation of non-GAAP measures
Revised projections include impact of Brevini
acquisition expected to close in Q1
+$1B Organic / +$0.4B Inorganic
+30 bps from acquisitions
+25 cents from acquisitions
© Dana 2017

© Dana 2017
20
Investment Highlights
Global
Presence
1
Cycle
Positioning
5
Customer
Diversity
2
Solid
Balance
Sheet
7
Expanding
Margins
6
Technology
Portfolio
3
Sales
Growth
4
Clear
Investment
Priorities
8
© Dana 2017

© Dana 2017

The
preceding
slides
refer
to
adjusted
EBITDA,
a
non-GAAP
financial
measure
which
we
have
defined
as
net
income
before
interest,
taxes,
depreciation,
amortization,
equity
grant
expense,
restructuring
expense
and
other
adjustments
not
related
to
our
core
operations
(gain/loss
on
debt
extinguishment,
pension
settlements,
divestitures,
impairment,
etc.).
Adjusted
EBITDA
is
a
measure
of
our
ability
to
maintain
and
continue
to
invest
in our operations and provide shareholder returns. We use adjusted EBITDA in assessing the effectiveness of our business strategies, evaluating and pricing potential acquisitions and as a factor in making incentive compensation decisions. In addition to its use by management, we also believe adjusted EBITDA is a measure widely used by securities analysts, investors and others to evaluate financial performance of our company relative to other Tier 1 automotive suppliers. Adjusted EBITDA should not be considered a substitute for income before income taxes, net income or other results reported in accordance with GAAP. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.
Diluted adjusted EPS is a non-GAAP financial measure which we have defined as adjusted net income divided by adjusted diluted shares.  We define adjusted net income as net income attributable to the parent company, excluding any nonrecurring income tax items, restructuring charges, amortization expense and other adjustments not related to our core operations (as used in adjusted EBITDA), net of any associated income tax effects.  We define adjusted diluted shares as diluted shares as determined in accordance with GAAP based on adjusted net income.  This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to EPS reported by other companies.  Diluted adjusted EPS is neither intended to represent nor be an alternative measure to diluted EPS reported under GAAP.
Free
cash
flow
is
a
non-GAAP
financial
measure
which
we
have
defined
as
net
cash
provided
by
(used
in)
operating
activities
less
purchases
of
property,
plant
and
equipment.
We
believe
this
measure
is
useful
to
investors
in
evaluating
the
operational
cash
flow
of
the
company
inclusive
of
the spending required to maintain the operations.  Free cash flow is neither intended to represent nor be an alternative to the measure of net cash provided by (used in) operating activities reported under GAAP.  Free cash flow may not be comparable to similarly titled measures reported by other companies.
We have not provided reconciliations of preliminary and projected adjusted EBITDA and diluted adjusted EPS to the most comparable GAAP measures of net income and diluted EPS. Providing net income and diluted EPS guidance is potentially misleading and not practical given the difficulty of projecting event driven transactional and other non-core operating items that are included in net income and diluted EPS, including restructuring actions, asset impairments and income tax valuation adjustments. Reconciliations of these non-GAAP measures with the most comparable GAAP measures for historical periods are indicative of the reconciliations that will be prepared upon completion of the periods covered by the non-GAAP guidance.  Please reference the “Non-GAAP financial information” accompanying our quarterly earnings conference call presentations on our website at www.dana.com/investors for our GAAP results and the reconciliations of these measures, where used, to the comparable GAAP measures
Non-GAAP Financial Information